Exhibit 99.1

TPG Pace Solutions Corp. Shareholders Approve Vacasa Business Combination

-- The business combination is anticipated to close on December 6, 2021.

-- Overwhelming support from institutional and retail shareholders with more than 96% approval.

-- Vacasa is tracking ahead of its latest fourth quarter Revenue and Adjusted EBITDA guidance.

-- Vacasa, Inc. will be the surviving company following the business combination and its Class A common stock is expected to trade on the Nasdaq Stock Market LLC (the “Nasdaq”) under the ticker symbol “VCSA” beginning on December 7, 2021.

SAN FRANCISCO, Calif., December 1, 2021 -- TPG Pace Solutions Corp. (“TPG Pace Solutions” or “TPGS”) (NYSE: TPGS), a publicly traded special purpose acquisition company, announced that in a special meeting held on November 30, 2021, its shareholders voted to approve the proposals required to complete its combination with Vacasa Holdings LLC.

All of the proposals related to the business combination received overwhelming support from shareholders that voted with more than 96% of votes cast voted for the proposal to approve the business combination.

“We are pleased to see the broad investor support for our business combination with TPG Pace Solutions. Vacasa is an at-scale, end-to-end technology platform that is transforming the vacation rental experience for homeowners and guests alike,” said Matt Roberts, CEO of Vacasa. “The transaction positions Vacasa well in the sizable and growing vacation rental market, and we are excited about our future as a public company.”

“The additional capital from the transaction will afford us ample runway to unlock supply and accelerate investments in technology and products as we outlined when we announced the transaction,” said Jamie Cohen, CFO of Vacasa. “We continue to see strong bookings and occupancy in December and have not experienced any changes in bookings or cancellations due to the Omicron variant news last week. While COVID-19 variant concerns have affected certain segments of the global travel industry over the past year, we believe our domestic focus and whole home offering has insulated our business.”

TPG Pace Solutions, whose Class A ordinary shares are currently listed on the New York Stock Exchange (the “NYSE”), intends to delist from the NYSE, following which the shares of Class A common stock of Vacasa, Inc., the surviving company, are expected to trade on the Nasdaq under the ticker symbol “VCSA” beginning on December 7, 2021. The Nasdaq listing and NYSE delisting are subject to the closing of the business combination and fulfillment of all Nasdaq listing requirements.

Shareholders may withdraw any election to have their shares redeemed in connection with the business combination, subject to TPG Pace Solutions’ approval, by contacting Continental Stock Transfer & Trust Company by 5:00pm on December 3, 2021.

About Vacasa

Vacasa is the leading vacation rental management platform in North America, transforming the vacation rental experience by integrating purpose-built technology with expert local and national teams. Homeowners enjoy earning significant incremental income on one of their most valuable assets, delivered by the company’s unmatched technology that adjusts rates in real time to maximize revenue. Guests can relax comfortably in Vacasa’s 35,000+ homes across more than 400 destinations in North America, Belize and Costa Rica, knowing that 24/7 support is just a phone call away. In addition to enabling guests to search, discover and book its properties on Vacasa.com and the Vacasa Guest App, Vacasa provides valuable, professionally managed inventory to top channel partners, including Airbnb, Booking.com and Vrbo. In Summer 2021, Vacasa entered into an agreement to become a publicly traded company through a business combination with TPG Pace Solutions Corp. (NYSE: TPGS; “TPGS” or “TPG Pace Solutions”), a special purpose acquisition company (“SPAC”). Interested parties should refer to the definitive proxy statement/prospectus filed by Vacasa, Inc. with the U.S. Securities and Exchange Commission for important information regarding TPG Pace Solutions, Vacasa and the proposed business combination.

For more information, visit https://www.vacasa.com/press.

About TPG

TPG is a leading global alternative asset firm founded in San Francisco in 1992 with $108 billion of assets under management and investment and operational teams in 12 offices globally. TPG invests across five multi-product platforms: Capital, Growth, Impact, Real Estate, and Market Solutions. TPG aims to build dynamic products and options for its clients while also instituting discipline and operational excellence across the investment strategy and performance of its portfolio. For more information, visit www.tpg.com or @TPG on Twitter.

About TPG Pace Group and TPG Pace Solutions

TPG Pace Group is TPG’s dedicated permanent capital platform. TPG Pace Group has a long-term, patient and highly flexible investor base, allowing it to seek compelling opportunities that will thrive in the public markets. TPG Pace Group has sponsored seven SPACs and raised more than $4.4 billion since 2015.

TPG Pace Solutions is a publicly listed (NYSE: TPGS) special purpose acquisition company, which raised approximately $285 million in order to seek an acquisition with a company in an industry that complements the experience and expertise of the TPG management team and TPG. For more information, visit https://www.tpg.com/pace-solutions.

Additional Information and Where to Find It

This Press Release is being made in connection with a proposed business combination involving Vacasa and TPGS. In connection with the proposed transaction, Vacasa, Inc. (“NewCo”) has filed with the SEC a registration statement on Form S-4, which has become effective. TPGS urges investors, shareholders, and other interested persons to read the definitive proxy statement/prospectus as well as other documents filed with the SEC because these documents will contain important information about TPGS, Vacasa, NewCo, and the business combination. Shareholders will be able to obtain a copy of the definitive proxy statement/prospectus, without charge, by directing a request to: TPG Pace Solutions, 301 Commerce St., Suite 3300, Fort Worth, TX 76102. The definitive proxy statement/prospectus can also be obtained without charge at the SEC’s website (www.sec.gov).

Forward-Looking Statements

Certain statements made in this Press Release are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “expect”, “estimate”, “plan”, “outlook”, and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements reflect the current analysis of existing information and are subject to various risks and uncertainties. As a result, caution must be exercised in relying on forward-looking statements. Due to known and unknown risks, actual results may differ materially from TPGS’s or Vacasa’s expectations or projections. The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement for the business combination between TPGS and Vacasa (the “Business Combination Agreement”); (ii) the ability of the combined company to meet listing standards following the transaction and in connection with the consummation thereof; (iii) the failure to meet the minimum cash requirements of the Business Combination Agreement due to TPGS shareholders’ redemptions and one or more defaults by the investors in the private placement that is being undertaken in connection with the business combination, and failing to obtain replacement financing; (iv) costs related to the proposed transaction; (v) changes in applicable laws or regulations; (vi) the ability of the combined company to meet its financial and strategic goals, due to, among other things, competition, the ability of the combined company to pursue a growth strategy and manage growth profitability; (vii) the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors; (viii) the continuing or new effects of the COVID-19 pandemic on TPGS and Vacasa and their ability to consummate the transaction; and (ix) other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in other reports and other public filings with the SEC by TPGS and NewCo.

Additional information concerning these and other factors that may impact TPGS’s and Vacasa’s expectations and projections can be found in TPGS’s and NewCo’s periodic filings with the SEC and in the definitive proxy statement/prospectus filed with the SEC by NewCo. TPGS’s and NewCo’s SEC filings are available publicly on the SEC's website at www.sec.gov.

The foregoing list of factors is not exclusive. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither TPGS nor Vacasa undertakes or accepts any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, subject to applicable law.

No Offer

This Press Release does not constitute an oﬀer to sell or the solicitation of an oﬀer to buy securities, nor will there be any sale of securities in any state or jurisdiction in which such oﬀer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No oﬀering of securities will be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

No Assurances

There can be no assurance that the transactions described herein will be completed, nor can there be any assurance, if such transactions are completed, that the potential benefits of combining the companies will be realized. The description of the transactions contained herein is only a summary and is qualified in its entirety by reference to the definitive agreements relating to the transactions, copies of which have been filed as exhibits to the Current Report on Form 8-K filed by TPGS with the SEC on August 3, 2021.

Contacts:

For Vacasa:

Sarah Tatone
971-409-2061
pr@vacasa.com

For TPG / TPG Pace Solutions:

Luke Barrett and Julia Sottosanti
(415) 743-1550
media@tpg.com